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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 2, 2004


                         COMMISSION FILE NUMBER 1-13873

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                                 STEELCASE INC.



                     MICHIGAN                              38-0819050
             (STATE OF INCORPORATION)                    (IRS EMPLOYER
                                                     IDENTIFICATION NUMBER)
                 901 44TH STREET SE
               GRAND RAPIDS, MICHIGAN                        49508
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                 (616) 247-2710

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ITEM 8.01.  Other Events

Steelcase Inc. ("the Company") issued a press release on October 29, 2004 announcing that Jim Keane, chief financial officer, will speak to the investment community at the UBS 2004 Building and Building Products Investor Conference on Wednesday, November 3, 2004 at 10:40 a.m. EST. The Company is furnishing this press release as Exhibit 99.1 attached hereto.

Members of the public are invited to listen to the Company's webcast of this presentation and view the accompanying presentation slides on November 3, 2004 at 10:40 a.m. EST through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website until December 4, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


      Exhibit
       Number       Description

        99.1 Press Release -- Steelcase Inc. Presentation at UBS 2004 Building and Building Products Investor Conference to be Webcast






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                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            STEELCASE INC.

Date: November 2, 2004
                                                /S/ JAMES P. KEANE
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                                                     James P. Keane
                                                 Senior Vice President
                                              and Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)